UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 27, 2007

STERLING FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Washington	0-20800	91-1572822
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)
111 North Wall Street, Spokane, Washington 99201
(Address of principal executive offices) (Zip Code)
(509) 458-3711
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Item 7.01. Regulation FD Disclosure.
     On February 27, 2007, Sterling Financial Corporation (“Sterling”) filed a current report on Form 8-K including the slide presentation that it presented to investors at meetings held commencing on February 27, 2007 (the “Investor Presentation”). The slides were furnished as Exhibit 99.1 to the report. This Amendment No. 1 is being filed to amend Item 9.01 to include the transcript of the Investor Presentation held by Sterling on February 27, 2007 as an exhibit to the Form 8-K. The text of the transcript is included as Exhibit 99.2 to this report. The information included in the slide presentation and the transcript is considered to be “furnished’ under the Securities Exchange Act of 1934.
Item 9.01. Financial Statements and Exhibits.
     (c) The following exhibits are being furnished herewith:

Exhibit No.	Exhibit Description
99.1	Sterling Financial Corporation slide presentation.*
99.2	Transcript of February 27, 2007 Sterling Financial Corporation conference call.

*	Previously filed.
S I G N A T U R E
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STERLING FINANCIAL CORPORATION
(Registrant)

March 5, 2007	By:	/s/ Robert G. Butterfield

Date		Robert G. Butterfield
Vice President, Controller and Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99.2	Transcript of February 27, 2007 Sterling Financial Corporation conference call.